UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-01403)

Exact name of registrant as specified in charter:	Putnam Global Equity Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2016

Date of reporting period :	November 1, 2015 — October 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Global Equity Fund

Annual report
10 | 31 | 16

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PEQUX

Putnam
Global Equity
Fund

Annual report
10 | 31 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Important notice regarding Putnam’s privacy policy	16

Trustee approval of management contract	17

Financial statements	21

Federal tax information	52

About the Trustees	53

Officers	55

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Message from the Trustees

December 13, 2016

Dear Fellow Shareholder:

The U.S. presidential election is now behind us, but the transitional period in Washington, D.C., may bring bouts of volatility to the financial markets. Election campaigns are often followed by uncertainty regarding the new administration, and new presidents may seek to make legislative changes to economic policies.

If recent history is a worthy guide, we believe it is important for investors to remain well diversified, maintain a long-term view, and not overreact to volatile markets. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended October 31, 2016, as well as an outlook for the coming months.

Thank you for investing with Putnam.

About the fund

Selecting companies around the world that are attractive for investors

Putnam Global Equity Fund invests in developed markets such as the United States, the European Union, and Japan, as well as emerging markets such as Brazil, Mexico, and Indonesia. The fund's portfolio manager, Shep Perkins, seeks to build a globally diversified portfolio of companies that he believes have solid growth prospects.

Putnam Global Equity Fund invested in 21 countries and territories as of October 31, 2016.

TOP FIVE COUNTRY EXPOSURES

United States

Japan

United Kingdom

Ireland

Germany

A globally minded portfolio backed by in-depth research

Portfolio Manager Shep Perkins believes that stock prices are driven by changes in companies' earnings estimates. Drawing on the research of Putnam's Global Equity Research team, he builds a portfolio of his highest-conviction investment insights focused on companies' long-term earnings power. These insights may reflect a variety of business and investment themes:

UNDERAPPRECIATED CORE BUSINESS

Companies with pricing power, new product cycles, network effects, dominant franchises, operating leverage, or balance sheet strength.

POSITIVE CHANGE

Companies with improving industry dynamics, regulatory frameworks, management changes, or improved capital allocation.

POWERFUL GLOBAL THEMES

Companies that participate in current trends that the manager believes are critical growth drivers.

Shep Perkins, CFA
Portfolio Manager
Investing since 1993
At Putnam since 2011

> **"We believe that thinking differently from the market is the key to beating it. Our global equity research is focused on gaining and maintaining this investment 'edge'."**

2 Global Equity Fund

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Recent performance may have benefited from one or more legal settlements.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/16. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on page 15.

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Shep is Co-Head of Equities at Putnam. He has a B.A. from Amherst College. He joined Putnam in 2011 and has been in the investment industry since 1993.

Shep, could you describe the market environment for the 12-month period ended October 31, 2016?

A number of issues, including falling U.S. interest rates and steeply declining commodity prices, caused volatility to surge in the early months of the period. Despite their various attempts to stimulate their economies, the central banks of China, Japan, and Europe seemed unable to stop this volatility from eroding confidence in economic health. Most markets declined as a result, and lower commodity prices, which helped some large energy importers as well as individual consumers in countries such as the United States, led to difficult conditions for companies in the energy and natural resources sectors.

By mid-February, markets began staging a comeback, oil prices rose off their multiyear lows, and growth in China seemed to stabilize, driven by massive new loan creation. The most notable, if temporary, setback in the market’s rebound came in late June, when U.K. voters chose in a referendum to leave the European Union. This triggered a slide in the pound sterling versus major global currencies, and the pound’s weakness continued through the end

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Allocations are shown as a percentage of the fund’s net assets as of 10/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 Global Equity Fund

of the fund’s reporting period. But the U.K. stock market itself staged a rebound after pledges of government support for the economy and amid a general lack of evidence that the economy would suddenly experience a drastic decline.

In the closing months of the period, we saw the market begin to shift away from safer-seeming, high-dividend-paying stocks in favor of other asset classes. I think it is worth noting that after period-end, following the U.S. presidential election in early November, this market shift appeared to accelerate due to expectations of higher interest rates and greater levels of fiscal stimulus, as well as larger budget deficits and higher yields. To me, this suggests that investors in the near term may continue to look beyond dividend-paying stocks for more attractive equity investment opportunities.

How did the fund perform in this context?

The fund underperformed its benchmark, the MSCI World Index [ND], for the period. Security selection in consumer stocks, financials, energy, and health care detracted from relative returns, outweighing some of the fund’s better results, which were achieved among our technology stock picks.

The fund’s performance suffered in particular in the wake of Brexit, which hurt Irish financials, a variety of U.K. stocks, and a number of fund holdings in Italy, for example. In general, I would say that Brexit shined a light on Italy, which may be the next country, after the United Kingdom, to pose serious questions about the long-term viability of the European Union.

Which stocks detracted the most from the fund’s performance relative to the benchmark?

We were very positive about the prospects of the Irish banking sector at the start of the period, but we were ultimately disappointed in holding shares of the Bank of Ireland. Despite a strong recovery in the Irish economy as well as commercial and residential real estate, the fall in interest rates combined with sluggish loan demand led to weakness in the stock and this segment of the European financials sector. In the wake of the financial crisis of 2007–2008, Irish banks — like many banks around the world — took major hits to their balance sheets and had to write off bad loans. Now with Ireland’s commercial and residential property markets appearing to be roaring back, we think the question is when the banks will boost their balance sheets with substantial capital write-backs, which would be taken to be unambiguously positive. We continued to like the company’s fundamental potential, although it is taking longer to be realized, and we maintained it in the portfolio through period-end.

Yamaha, the Japanese motorcycle and boat-engine manufacturer, was another large detractor from relative returns. The company endured some difficult conditions during the period, largely due to the yen’s strengthening versus the dollar. Southeast Asia has been the primary market for Yamaha’s motorcycles, while the United States has been the primary market for the company’s boat engines. Sales in both of these markets tend to be dollar-denominated, which means the strengthening yen usually translates into lower yen-denominated revenue and profits for Yamaha. Toward the end of the period, the company’s performance improved markedly, helped in part by a reversal in the yen but also buoyed by excitement about Yamaha’s new engine and motorcycle models. We continued to hold the stock at period-end.

What were some of the top contributors to the fund’s relative performance during the period?

Nintendo was the top-performing stock for the fund during the period. The company had been slow to enter the mobile gaming market, but in its first foray with the Pokemon game, which was a joint venture with another company,

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Nintendo achieved what was widely considered a runaway success. The company’s stock price made substantial gains as a result, before temporarily retreating during the period. The stock recovered by period-end on news that the company would move forward with more of its own branded content, beginning with Mario Brothers, in the near future.

Wix.com, an out-of-benchmark stock selection, was the second-largest contributor for the period. An Israel-based company, Wix.com builds and maintains websites for small businesses in markets all over the world. Wix.com began to generate positive free cash flow during the period, which was an inflection point for the company. The company’s earnings also continued to beat estimates, and the stock nearly tripled in value since February. We believe Wix.com has an easy-to-use interface combined with technology that places it far ahead of its competitors. We maintained the stock in the portfolio at period-end.

Two fund holdings that benefited from being purchased by larger companies during the period were cloud-based software maker Netsuite, which was bought by Oracle, and the stock of biopharmaceutical maker Medivation, which was purchased by Pfizer. Generally speaking, mergers-and-acquisitions [M&A] activity, which was stymied at the start of the period by the threat of higher rates, saw a resurgence in some sectors as low rates and market confidence continued.

What is your outlook for global stock markets?

In the immediate aftermath of the U.S. presidential election, the U.S. stock market and a variety of non-U.S. markets rose, defying some expectations that a Trump presidency would be negative for global stocks. While some of this enthusiasm may not go unrewarded for a time, I think the market may be reading too much into the positive potential of a Trump administration.

With health-care stocks, for example, investors generally appear to have cheered the prospect of a Trump administration coupled with a Republican Congress, because this arrangement seems to promise lower pressure on drug pricing. In my view, though, it is not a given that current drug-pricing pressures will disappear simply because Republicans hold the levers

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Data in the chart reflect a new classification methodology put into effect on 9/1/16.

8 Global Equity Fund

of power. Indeed, conditions could remain challenging for biotechs and pharmaceuticals regardless of the Republicans’ elections sweep. President Obama’s Affordable Care Act, it would seem, is likely to be revisited by Trump, which may imply some negative consequences for hospitals, but some positive potential for managed-care companies. Neither of these areas seem to offer particularly compelling opportunities at this stage, in my view, but a Trump administration could gradually lead to some profound changes in this sector.

Similarly, markets are showing what may prove to be unearned exuberance over areas like cement and steel. The market appears to be anticipating that these areas will perform well when infrastructure stimulus actually gets under way. But in my view, this relies too much on the belief that Trump’s campaign rhetoric will translate swiftly and directly into policy initiatives and immediately into shovels breaking ground.

A key risk for global markets would be how much President-elect Trump leans toward protectionist policies. Although these may appear to have an upside, such as relocating jobs to the United States from abroad, a protectionist stance, with its typical insistence on high tariffs on imported goods, can be strongly inflationary. Adding to that inflation pressure, protectionism can be highly disruptive of global supply chains. And so overall, while its U.S. growth effects can be debated, I believe that protectionism could be deeply problematic for the long-term viability of a variety of U.S. companies. As a result, we do not expect widespread protectionist policies; instead, we expect to see highly targeted protectionist measures in a narrow subset of industries.

What seems more likely to me in the near term is that the emerging markets may become less attractive to global investors. I believe that Mexico, in particular, may suffer as the protectionist position promised by Trump during his campaign could seriously complicate Mexico’s trade relationship with the United States. In my view, higher interest rates, which I think are more likely under a Trump administration, could also be quite damaging to emerging-market economies and, consequently, emerging-market equity and debt.

So while the markets have reacted positively to the advent of a regime change in Washington, D.C., I think there could be more volatility ahead, particularly if Trump proves to be an unpredictable leader. In other words, I believe the honeymoon with Trump could prove to be short lived, which argues, in my view, against aligning a portfolio entirely with sectors and stocks that the market thinks should perform well once Trump is in the White House.

Thank you, Shep, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/16

	Annual average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year

Class A (7/1/94)
Before sales charge	7.46%	32.48%	2.85%	51.71%	8.69%	3.85%	1.27%	–2.45%

After sales charge	7.17	24.86	2.25	42.99	7.41	–2.12	–0.71	–8.06

Class B (7/1/94)
Before CDSC	7.22	24.81	2.24	46.21	7.89	1.57	0.52	–3.16

After CDSC	7.22	24.81	2.24	44.21	7.60	–1.43	–0.48	–8.01

Class C (2/1/99)
Before CDSC	6.69	22.91	2.08	46.06	7.87	1.46	0.48	–3.20

After CDSC	6.69	22.91	2.08	46.06	7.87	1.46	0.48	–4.17

Class M (7/3/95)
Before sales charge	6.97	26.07	2.34	48.00	8.16	2.24	0.74	–2.99

After sales charge	6.79	21.66	1.98	42.82	7.39	–1.34	–0.45	–6.39

Class R (1/21/03)
Net asset value	7.19	29.19	2.59	49.69	8.40	2.97	0.98	–2.78

Class R6 (7/2/12)
Net asset value	7.66	36.88	3.19	54.70	9.12	5.08	1.67	–2.11

Class Y (9/23/02)
Net asset value	7.62	35.92	3.12	53.61	8.96	4.66	1.53	–2.20

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 Global Equity Fund

Comparative index returns For periods ended 10/31/16

	Annual average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year

MSCI World Index
(ND)	6.42%	46.50%	3.89%	54.04%	9.03%	11.91%	3.82%	1.18%

Lipper Global
Multi-Cap Core
category average*	6.29	45.11	3.67	47.95	8.03	9.59	3.05	0.95

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/16, there were 159, 125, 87, 47, and 6 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $12,481 and $12,291, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $12,166. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $12,919, $13,688, and $13,592, respectively.

Fund price and distribution information For the 12-month period ended 10/31/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y

Number	1		—	1	1		—	1	1

Income	$0.069		—	$0.007	$0.006		—	$0.122	$0.102

Capital gains	—		—	—	—		—	—	—

Total	$0.069		—	$0.007	$0.006		—	$0.122	$0.102

	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value

10/31/15	$12.72	$13.50	$11.38	$11.98	$12.16	$12.60	$12.57	$13.20	$13.15

10/31/16	12.34	13.09	11.02	11.59	11.79	12.22	12.22	12.80	12.76

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

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Fund performance as of most recent calendar quarter Total return for periods ended 9/30/16

	Annual average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year

Class A (7/1/94)
Before sales charge	7.63%	43.35%	3.67%	75.42%	11.90%	10.45%	3.37%	6.07%

After sales charge	7.34	35.11	3.05	65.34	10.58	4.10	1.35	–0.03

Class B (7/1/94)
Before CDSC	7.38	34.99	3.05	68.91	11.05	7.90	2.57	5.19

After CDSC	7.38	34.99	3.05	66.91	10.79	4.90	1.61	0.19

Class C (2/1/99)
Before CDSC	6.86	32.90	2.89	68.91	11.05	7.93	2.58	5.17

After CDSC	6.86	32.90	2.89	68.91	11.05	7.93	2.58	4.17

Class M (7/3/95)
Before sales charge	7.13	36.36	3.15	70.86	11.31	8.76	2.84	5.44

After sales charge	6.96	31.59	2.78	64.88	10.52	4.96	1.63	1.75

Class R (1/21/03)
Net asset value	7.36	39.88	3.41	73.16	11.61	9.59	3.10	5.71

Class R6 (7/2/12)
Net asset value	7.83	48.13	4.01	78.81	12.33	11.78	3.78	6.44

Class Y (9/23/02)
Net asset value	7.79	46.99	3.93	77.44	12.15	11.18	3.60	6.22

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Total annual operating expenses
for the fiscal year ended 10/31/15	1.23%	1.98%	1.98%	1.73%	1.48%	0.84%	0.98%

Annualized expense ratio for the
six-month period ended 10/31/16*†	1.14%	1.89%	1.89%	1.64%	1.39%	0.73%	0.89%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

†Includes a decrease of 0.08% from annualizing the performance fee adjustment for the six months ended 10/31/16.

12 Global Equity Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/16 to 10/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$5.78	$9.56	$9.56	$8.30	$7.04	$3.70	$4.51

Ending value (after expenses)	$1,015.60	$1,012.90	$1,012.20	$1,013.80	$1,014.10	$1,018.30	$1,017.50

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/16. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/16, use the following calculation method. To find the value of your investment on 5/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$5.79	$9.58	$9.58	$8.31	$7.05	$3.71	$4.52

Ending value (after expenses)	$1,019.41	$1,015.63	$1,015.63	$1,016.89	$1,018.15	$1,021.47	$1,020.66

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/16. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Global Equity Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14 Global Equity Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2016, Putnam employees had approximately $492,000,000 and the Trustees had approximately $132,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Global Equity Fund 15

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16 Global Equity Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2016. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management

Global Equity Fund 17

arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least February 28, 2018 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile

18 Global Equity Fund

in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2015 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam

Global Equity Fund 19

Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Global Multi-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	2nd

Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2015, there were 153, 127 and 88 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

20 Global Equity Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Global Equity Fund 21

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Global Equity Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Global Equity Fund (the fund), including the fund’s portfolio, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Equity Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 13, 2016

22 Global Equity Fund

The fund’s portfolio 10/31/16

COMMON STOCKS (97.1%)*	Shares	Value

Aerospace and defense (1.8%)

L-3 Communications Holdings, Inc.	29,029	$3,975,231

Northrop Grumman Corp.	40,600	9,297,400

		13,272,631

Automobiles (2.8%)

Yamaha Motor Co., Ltd. (Japan)	940,600	20,880,965

		20,880,965

Banks (2.7%)

Banco Bilbao Vizcaya Argentaria SA ADR (Spain)	523,400	3,773,714

Bank of Ireland (Ireland) †	23,913,147	5,118,879

Permanent TSB Group Holdings PLC (Ireland) †	1,415,418	3,853,363

Wells Fargo & Co.	161,600	7,435,216

		20,181,172

Beverages (2.0%)

Anheuser-Busch InBev SA/NV ADR (Belgium)	47,400	5,474,226

Dr. Pepper Snapple Group, Inc.	56,900	4,995,251

Molson Coors Brewing Co. Class B	43,606	4,526,739

		14,996,216

Biotechnology (1.0%)

Alkermes PLC †	77,300	3,896,693

Biogen, Inc. †	13,700	3,838,466

		7,735,159

Building products (1.3%)

Assa Abloy AB Class B (Sweden)	275,168	5,005,464

Fortune Brands Home & Security, Inc.	82,371	4,499,928

		9,505,392

Capital markets (1.2%)

E*Trade Financial Corp. †	316,000	8,898,560

		8,898,560

Chemicals (3.3%)

CF Industries Holdings, Inc.	152,600	3,663,926

Monsanto Co.	112,800	11,366,856

Symrise AG (Germany)	68,081	4,671,743

Yara International ASA (Norway)	133,812	4,729,055

		24,431,580

Communications equipment (1.1%)

Hitachi Kokusai Electric, Inc. (Japan)	204,500	4,086,482

Nokia OYJ (Finland)	930,620	4,149,692

		8,236,174

Construction and engineering (0.6%)

Kyudenko Corp. (Japan)	125,900	4,061,894

		4,061,894

Containers and packaging (2.4%)

Ball Corp.	81,100	6,250,377

RPC Group PLC (United Kingdom)	302,533	3,510,450

Sealed Air Corp.	179,000	8,167,770

		17,928,597

Diversified consumer services (0.6%)

Service Corp. International/US	172,288	4,410,573

		4,410,573

Global Equity Fund 23

COMMON STOCKS (97.1%)* cont.	Shares	Value

Diversified financial services (0.7%)

Eurazeo SA (France)	84,508	$4,863,862

		4,863,862

Diversified telecommunication services (6.7%)

Com Hem Holding AB (Sweden)	556,973	5,019,580

Euskaltel SA (Spain) †	311,938	3,143,508

Koninklijke KPN NV (Netherlands)	1,527,663	4,982,345

Level 3 Communications, Inc. †	137,800	7,737,470

Nippon Telegraph & Telephone Corp. (Japan)	270,600	12,035,940

SBA Communications Corp. Class A †	56,200	6,366,336

SFR Group SA (France)	143,807	3,873,987

Telecom Italia SpA RSP (Italy)	9,610,444	6,815,214

		49,974,380

Electric utilities (1.5%)

Exelon Corp.	328,300	11,185,181

		11,185,181

Equity real estate investment trusts (REITs) (1.4%)

Big Yellow Group PLC (United Kingdom)	481,673	4,079,811

Hibernia REIT PLC (Ireland)	4,240,307	5,972,106

		10,051,917

Food and staples retail (0.6%)

Walgreens Boots Alliance, Inc.	57,000	4,715,610

		4,715,610

Food products (5.8%)

Adecoagro SA (Argentina) †	13,798	151,778

Associated British Foods PLC (United Kingdom)	212,846	6,414,092

JM Smucker Co. (The)	67,100	8,810,901

Kerry Group PLC Class A (Ireland)	64,353	4,672,363

Kraft Heinz Co. (The)	67,300	5,986,335

Nomad Foods, Ltd. (United Kingdom) †	522,079	6,416,351

Orkla ASA (Norway)	641,658	6,061,400

TreeHouse Foods, Inc. † S	51,453	4,501,108

		43,014,328

Health-care equipment and supplies (1.7%)

Becton Dickinson and Co.	24,700	4,147,377

C.R. Bard, Inc.	25,500	5,525,340

Cooper Cos., Inc. (The)	17,000	2,992,680

		12,665,397

Health-care technology (0.5%)

CompuGroup Medical SE (Germany)	90,641	4,012,883

		4,012,883

Hotels, restaurants, and leisure (2.8%)

Chipotle Mexican Grill, Inc. † S	11,700	4,220,892

Compass Group PLC (United Kingdom)	362,649	6,573,902

Dalata Hotel Group PLC (Ireland) †	1,125,104	5,039,140

Hilton Worldwide Holdings, Inc.	224,571	5,075,305

		20,909,239

Household durables (1.7%)

CalAtlantic Group, Inc. S	88,647	2,865,071

PulteGroup, Inc.	286,800	5,334,480

Techtronic Industries Co., Ltd. (Hong Kong)	1,183,000	4,453,840

		12,653,391

24 Global Equity Fund

COMMON STOCKS (97.1%)* cont.	Shares	Value

Independent power and renewable electricity producers (3.5%)

Calpine Corp. †	724,100	$8,616,790

NextEra Energy Partners LP	215,027	5,880,988

NRG Energy, Inc.	700,200	7,443,126

NRG Yield, Inc. Class C S	279,600	4,305,840

		26,246,744

Insurance (6.4%)

Admiral Group PLC (United Kingdom)	168,497	3,953,629

American International Group, Inc.	162,423	10,021,499

Assured Guaranty, Ltd.	233,400	6,976,326

Chubb, Ltd.	35,800	4,546,600

Fairfax Financial Holdings, Ltd. (Canada)	12,300	6,299,474

Hartford Financial Services Group, Inc. (The)	222,600	9,818,886

Prudential PLC (United Kingdom)	371,435	6,067,127

		47,683,541

Internet and direct marketing retail (1.6%)

Amazon.com, Inc. †	15,000	11,847,300

FabFurnish GmbH (acquired 8/2/13, cost $17) (Private) (Brazil) † ∆∆ F	26	21

Global Fashion Group SA (acquired 8/2/13, cost $855,718) (Private)
(Brazil) † ∆∆ F	20,200	142,814

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $17) (Private)
(Brazil) † ∆∆ F	13	11

New Middle East Other Assets GmbH (acquired 8/2/13, cost $7) (Private)
(Brazil) † ∆∆ F	5	4

		11,990,150

Internet software and services (5.8%)

Alibaba Group Holding, Ltd. ADR (China) † S	71,900	7,311,511

Alphabet, Inc. Class C †	32,562	25,546,191

Instructure, Inc. †	127,000	3,232,150

Wix.com, Ltd. (Israel) †	170,100	6,804,000

		42,893,852

IT Services (2.0%)

Computer Sciences Corp.	100,600	5,477,670

Visa, Inc. Class A	110,200	9,092,602

		14,570,272

Leisure products (0.6%)

Brunswick Corp. S	97,000	4,219,500

		4,219,500

Media (2.6%)

Atresmedia Corporacion de Medios de Comunicacion SA (Spain)	471,807	4,858,148

Live Nation Entertainment, Inc. †	184,100	5,094,047

Mediaset SpA (Italy)	1,067,230	3,050,721

Stroeer SE & Co. KGaA (Germany) S	134,045	6,110,318

		19,113,234

Metals and mining (0.6%)

Newmont Mining Corp.	128,100	4,744,824

		4,744,824

Multi-utilities (0.8%)

Veolia Environnement SA (France)	269,545	5,882,355

		5,882,355

Global Equity Fund 25

COMMON STOCKS (97.1%)* cont.	Shares	Value

Oil, gas, and consumable fuels (4.6%)

EnCana Corp. (Canada)	339,200	$3,234,450

EOG Resources, Inc.	63,800	5,768,796

Exxon Mobil Corp.	61,400	5,115,848

Pioneer Natural Resources Co.	31,400	5,621,228

Range Resources Corp.	101,500	3,429,685

Scorpio Tankers, Inc.	764,900	2,929,567

Suncor Energy, Inc. (Canada)	282,511	8,477,647

		34,577,221

Personal products (1.7%)

Coty, Inc. Class A †	181,200	4,165,788

Unilever NV ADR (Netherlands)	206,411	8,651,120

		12,816,908

Pharmaceuticals (5.2%)

Astellas Pharma, Inc. (Japan)	516,700	7,676,216

AstraZeneca PLC (United Kingdom)	128,067	7,191,878

Jazz Pharmaceuticals PLC †	30,900	3,382,623

Novartis AG (Switzerland)	164,097	11,674,427

Perrigo Co. PLC S	49,300	4,101,267

Shionogi & Co., Ltd. (Japan)	92,600	4,562,768

		38,589,179

Real estate management and development (1.9%)

Kennedy-Wilson Holdings, Inc.	196,935	4,056,861

RE/MAX Holdings, Inc. Class A	159,057	6,911,027

Sumitomo Realty & Development Co., Ltd. (Japan)	121,000	3,181,341

		14,149,229

Road and rail (1.4%)

Union Pacific Corp.	120,300	10,608,054

		10,608,054

Semiconductors and semiconductor equipment (2.4%)

Micron Technology, Inc. †	411,100	7,054,476

Qorvo, Inc. †	85,800	4,774,770

SK Hynix, Inc. (South Korea)	170,041	6,059,687

		17,888,933

Software (2.1%)

Nintendo Co., Ltd. (Japan)	22,200	5,383,116

RIB Software AG (Germany) S	310,154	4,199,718

ServiceNow, Inc. †	70,200	6,171,282

		15,754,116

Specialty retail (1.0%)

Home Depot, Inc. (The)	32,200	3,928,722

Lowe’s Cos., Inc.	55,400	3,692,410

		7,621,132

Textiles, apparel, and luxury goods (1.4%)

Hanesbrands, Inc. S	176,400	4,533,480

Luxottica Group SpA (Italy)	113,210	5,635,931

		10,169,411

Thrifts and mortgage finance (0.8%)

Radian Group, Inc.	439,900	5,978,241

		5,978,241

26 Global Equity Fund

COMMON STOCKS (97.1%)* cont.	Shares	Value

Tobacco (3.2%)

Imperial Brands PLC (United Kingdom)	205,047	$9,927,422

Japan Tobacco, Inc. (Japan)	367,600	13,991,051

		23,918,473

Trading companies and distributors (0.5%)

Rexel SA (France)	246,002	3,412,066

		3,412,066

Transportation infrastructure (0.9%)

Aena SA (Spain)	47,594	6,987,946

		6,987,946

Wireless telecommunication services (1.9%)

KDDI Corp. (Japan)	196,000	5,960,584

Vodafone Group PLC ADR (United Kingdom)	298,581	8,312,493

		14,273,077

Total common stocks (cost $711,031,130)		$722,673,559

CONVERTIBLE PREFERRED STOCKS (0.7%)*	Shares	Value

Global Fashion Group SA zero % cv. pfd. (acquired 7/11/16, cost $103,080)
(Brazil) (Private) † ∆∆ F	13,609	$102,334

Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/18/15, cost
$3,653,997) (Private) † ∆∆ F	108,051	4,742,877

Total convertible preferred stocks (cost $3,757,077)		$4,845,211

	Expiration
PURCHASED OPTIONS	date/strike	Contract
OUTSTANDING (0.2%)*	price	amount	Value

SPDR S&P 500 ETF Trust (Put)	Nov-16/$208.00	798,803	$1,484,799

Total purchased options outstanding (cost $1,397,905)			$1,484,799

	Principal amount/		Value
SHORT-TERM INVESTMENTS (7.8%)*		shares

Putnam Cash Collateral Pool, LLC 0.74% [d]	Shares	38,323,968	$38,323,968

Putnam Short Term Investment Fund 0.50% L	Shares	18,452,777	18,452,777

State Street Institutional Liquid Reserves Fund Trust
Class 0.38% P	Shares	1,230,000	1,230,000

U.S. Treasury Bills 0.255%, 12/1/16 ∆		$50,000	49,993

U.S. Treasury Bills 0.145%, 11/3/16 ∆		191,000	190,999

Total short-term investments (cost $58,247,733)			$58,247,737

TOTAL INVESTMENTS

Total investments (cost $774,433,845)			$787,251,306

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Global Equity Fund 27

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2015 through October 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $744,162,046.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $4,988,061, or 0.7% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $355,299 to cover certain derivative contracts and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	54.7%	Norway	1.4%

Japan	10.9	Sweden	1.3

United Kingdom	8.4	China	1.0

Ireland	3.3	Israel	0.9

Germany	2.5	South Korea	0.8

Spain	2.5	Belgium	0.7

France	2.4	Hong Kong	0.6

Canada	2.4	Finland	0.6

Italy	2.1	Other	0.1

Netherlands	1.8	Total	100.0%

Switzerland	1.6

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

28 Global Equity Fund

FORWARD CURRENCY CONTRACTS at 10/31/16 (aggregate face value $187,926,658)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N. A.

	Australian Dollar	Buy	1/18/17	$390,034	$392,734	$(2,700)

	British Pound	Buy	12/21/16	99,138	103,590	(4,452)

	British Pound	Sell	12/21/16	99,138	103,411	4,273

	Canadian Dollar	Buy	1/18/17	47,074	48,135	(1,061)

	Euro	Sell	12/21/16	13,336,557	13,438,027	101,470

Barclays Bank PLC

	Euro	Sell	12/21/16	3,941,589	4,014,195	72,606

	Hong Kong Dollar	Buy	11/16/16	3,756,591	3,758,631	(2,040)

	Japanese Yen	Buy	11/16/16	148,198	149,728	(1,530)

	Japanese Yen	Sell	11/16/16	148,198	152,527	4,329

	Swiss Franc	Buy	12/21/16	8,957,239	9,022,468	(65,229)

	Swiss Franc	Sell	12/21/16	8,957,239	8,902,742	(54,497)

Citibank, N.A.

	Australian Dollar	Buy	1/18/17	4,744,721	4,777,624	(32,903)

	British Pound	Buy	12/21/16	29,778	32,257	(2,479)

	British Pound	Sell	12/21/16	29,778	29,663	(115)

	Canadian Dollar	Buy	1/18/17	72,141	73,708	(1,567)

	Danish Krone	Buy	12/21/16	5,697,125	5,790,841	(93,716)

	Euro	Sell	12/21/16	2,538,390	2,580,047	41,657

	Japanese Yen	Sell	11/16/16	633,462	597,606	(35,856)

Credit Suisse International

	Australian Dollar	Buy	1/18/17	1,798,926	1,816,873	(17,947)

	British Pound	Buy	12/21/16	2,488,748	2,685,033	(196,285)

	British Pound	Sell	12/21/16	2,488,748	2,520,424	31,676

	Japanese Yen	Buy	11/16/16	245,451	252,342	(6,891)

	Japanese Yen	Sell	11/16/16	245,451	247,962	2,511

	Norwegian Krone	Buy	12/21/16	165,950	165,890	60

	Norwegian Krone	Sell	12/21/16	165,950	163,905	(2,045)

	Swiss Franc	Buy	12/21/16	54,320	53,987	333

	Swiss Franc	Sell	12/21/16	54,320	54,719	399

Goldman Sachs International

	British Pound	Buy	12/21/16	3,336,630	3,323,945	12,685

	British Pound	Sell	12/21/16	3,336,630	3,615,307	278,677

	Chinese Yuan	Sell	11/16/16	6,205,918	6,318,833	112,915

	Japanese Yen	Sell	11/16/16	6,154,463	6,292,913	138,450

	Swedish Krona	Buy	12/21/16	2,000,419	2,108,691	(108,272)

	Swedish Krona	Sell	12/21/16	2,000,419	2,024,367	23,948

HSBC Bank USA, National Association

	British Pound	Buy	12/21/16	315,674	341,912	(26,238)

	British Pound	Sell	12/21/16	315,674	314,448	(1,226)

	Canadian Dollar	Buy	1/18/17	100,714	107,916	(7,202)

	Euro	Sell	12/21/16	3,050,094	3,101,455	51,361

Global Equity Fund 29

FORWARD CURRENCY CONTRACTS at 10/31/16 (aggregate face value $187,926,658) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A.

	Australian Dollar	Buy	1/18/17	$77,369	$77,909	$(540)

	British Pound	Sell	12/21/16	12,395,946	12,700,834	304,888

	Canadian Dollar	Buy	1/18/17	539,900	551,685	(11,785)

	Euro	Sell	12/21/16	4,048,859	4,118,290	69,431

	Japanese Yen	Sell	11/16/16	1,449,660	1,541,045	91,385

	Norwegian Krone	Sell	12/21/16	8,999,262	8,980,090	(19,172)

	Singapore Dollar	Buy	11/16/16	3,732,348	3,814,300	(81,952)

	South Korean Won	Sell	11/16/16	5,388,414	5,550,732	162,318

	Swedish Krona	Sell	12/21/16	857,621	995,158	137,537

	Swiss Franc	Buy	12/21/16	11,082,513	11,016,355	66,158

State Street Bank and Trust Co.

	Australian Dollar	Buy	1/18/17	328,306	330,661	(2,355)

	British Pound	Buy	12/21/16	45,464	49,293	(3,829)

	British Pound	Sell	12/21/16	45,464	45,287	(177)

	Canadian Dollar	Buy	1/18/17	4,884,092	4,998,250	(114,158)

	Euro	Sell	12/21/16	3,842,241	3,907,583	65,342

	Israeli Shekel	Sell	1/18/17	5,254,608	5,358,485	103,877

	Japanese Yen	Buy	11/16/16	144,169	148,273	(4,104)

	Japanese Yen	Sell	11/16/16	144,169	145,646	1,477

	Swedish Krona	Buy	12/21/16	200,348	211,164	(10,816)

	Swedish Krona	Sell	12/21/16	200,348	202,735	2,387

	Swiss Franc	Buy	12/21/16	56,144	55,862	282

UBS AG

	Australian Dollar	Buy	1/18/17	2,938,886	2,958,918	(20,032)

	British Pound	Buy	12/21/16	2,519,506	2,509,936	9,570

	British Pound	Sell	12/21/16	2,519,506	2,734,480	214,974

	Euro	Sell	12/21/16	2,693,078	2,773,481	80,403

	Swiss Franc	Buy	12/21/16	5,536,493	5,646,403	(109,910)

	Swiss Franc	Sell	12/21/16	5,536,493	5,540,764	4,271

WestPac Banking Corp.

	British Pound	Buy	12/21/16	5,036,684	5,017,733	18,951

	British Pound	Sell	12/21/16	5,036,684	5,458,665	421,981

	Canadian Dollar	Buy	1/18/17	705,443	723,269	(17,826)

	Japanese Yen	Sell	11/16/16	276,685	284,516	7,831

Total						$1,579,506

WRITTEN OPTIONS OUTSTANDING at 10/31/16 (premiums $1,022,468)

	Expiration	Contract
	date/strike price	amount	Value

SPDR S&P 500 ETF Trust (Put)	Nov-16/$205.00	798,803	$950,887

Total			$950,887

30 Global Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$86,489,940	$25,334,805	$142,850

Consumer staples	85,470,484	13,991,051	—

Energy	34,577,221	—	—

Financials	87,605,376	—	—

Health care	50,763,634	12,238,984	—

Industrials	43,786,089	4,061,894	—

Information technology	83,814,062	15,529,285	—

Materials	47,105,001	—	—

Real Estate	21,019,805	3,181,341	—

Telecommunication services	46,250,933	17,996,524	—

Utilities	43,314,280	—	—

Total common stocks	630,196,825	92,333,884	142,850

Convertible preferred stocks	—	—	4,845,211

Purchased options outstanding	—	1,484,799	—

Short-term investments	19,682,777	38,564,960	—

Totals by level	$649,879,602	$132,383,643	$4,988,061

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$1,579,506	$—

Written options outstanding	—	(950,887)	—

Totals by level	$—	$628,619	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Global Equity Fund 31

Statement of assets and liabilities 10/31/16

ASSETS

Investment in securities, at value, including $37,344,012 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $717,657,100)	$730,474,561
Affiliated issuers (identified cost $56,776,745) (Notes 1 and 5)	56,776,745

Foreign currency (cost $355) (Note 1)	355

Dividends, interest and other receivables	1,060,001

Receivable for shares of the fund sold	162,516

Receivable for investments sold	4,722,821

Unrealized appreciation on forward currency contracts (Note 1)	2,640,413

Prepaid assets	30,864

Total assets	795,868,276

LIABILITIES

Payable for investments purchased	7,535,564

Payable for shares of the fund repurchased	1,052,228

Payable for compensation of Manager (Note 2)	391,571

Payable for custodian fees (Note 2)	31,742

Payable for investor servicing fees (Note 2)	247,445

Payable for Trustee compensation and expenses (Note 2)	554,607

Payable for administrative services (Note 2)	1,430

Payable for distribution fees (Note 2)	174,873

Unrealized depreciation on forward currency contracts (Note 1)	1,060,907

Written options outstanding, at value (premiums $1,022,468) (Notes 1 and 3)	950,887

Collateral on securities loaned, at value (Note 1)	38,323,968

Collateral on certain derivative contracts, at value (Note 1)	1,230,000

Other accrued expenses	151,008

Total liabilities	51,706,230

Net assets	$744,162,046

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$918,337,755

Undistributed net investment income (Note 1)	9,412,872

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(198,038,102)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	14,449,521

Total — Representing net assets applicable to capital shares outstanding	$744,162,046

(Continued on next page)

32 Global Equity Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($665,084,837 divided by 53,902,936 shares)	$12.34

Offering price per class A share (100/94.25 of $12.34)*	$13.09

Net asset value and offering price per class B share ($10,466,502 divided by 950,101 shares)**	$11.02

Net asset value and offering price per class C share ($18,589,404 divided by 1,603,892 shares)**	$11.59

Net asset value and redemption price per class M share ($9,603,296 divided by 814,735 shares)	$11.79

Offering price per class M share (100/96.50 of $11.79)*	$12.22

Net asset value, offering price and redemption price per class R share
($497,520 divided by 40,702 shares)	$12.22

Net asset value, offering price and redemption price per class R6 share
($11,433,406 divided by 893,227 shares)	$12.80

Net asset value, offering price and redemption price per class Y share
($28,487,081 divided by 2,233,098 shares)	$12.76

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Equity Fund 33

Statement of operations Year ended 10/31/16

INVESTMENT INCOME

Dividends (net of foreign taxes paid and refunded $506,483)	$14,575,588

Interest (including interest income of $81,953 from investments in affiliated issuers) (Note 5)	84,516

Securities lending (net of expenses) (Notes 1 and 5)	408,532

Total investment income	15,068,636

EXPENSES

Compensation of Manager (Note 2)	4,930,174

Investor servicing fees (Note 2)	1,579,692

Custodian fees (Note 2)	56,450

Trustee compensation and expenses (Note 2)	60,216

Distribution fees (Note 2)	2,128,274

Administrative services (Note 2)	21,760

Other	389,688

Fees waived and reimbursed by Manager (Note 2)	(10,859)

Total expenses	9,155,395

Expense reduction (Note 2)	(41,383)

Net expenses	9,114,012

Net investment income	5,954,624

Net realized loss on investments (Notes 1 and 3)	(14,742,687)

Net realized gain on foreign currency transactions (Note 1)	5,796,227

Net realized gain on written options (Notes 1 and 3)	2,471,234

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	191,405

Net unrealized depreciation of investments and written options during the year	(22,304,307)

Net loss on investments	(28,588,128)

Net decrease in net assets resulting from operations	$(22,633,504)

The accompanying notes are an integral part of these financial statements.

34 Global Equity Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/16	Year ended 10/31/15

Operations

Net investment income	$5,954,624	$3,457,048

Net realized gain (loss) on investments
and foreign currency transactions	(6,475,226)	40,971,713

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(22,112,902)	(46,861,189)

Net decrease in net assets resulting from operations	(22,633,504)	(2,432,428)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(4,081,328)	(4,719,968)

Class B	—	—

Class C	(12,365)	—

Class M	(5,334)	(12,386)

Class R	—	(5,194)

Class R5	(124)	(132)

Class R6	(111,903)	(99,416)

Class Y	(238,606)	(267,791)

Decrease from capital share transactions (Note 4)	(75,894,841)	(59,399,761)

Total decrease in net assets	(102,978,005)	(66,937,076)

NET ASSETS

Beginning of year	847,140,051	914,077,127

End of year (including undistributed net investment income
of $9,412,872 and $2,800,088, respectively)	$744,162,046	$847,140,051

The accompanying notes are an integral part of these financial statements.

Global Equity Fund 35

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA

												Ratio	Ratio of net
	Net asset		Net realized									of expenses	investment
	value,		and unrealized	Total from	From			Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	fees	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)

Class A

October 31, 2016	$12.72	.10	(.41)	(.31)	(.07)	(.07)	—	—	$12.34	(2.45)	$665,085	1.16[e]	.79[e]	48

October 31, 2015	12.85	.05	(.10)	(.05)	(.08)	(.08)	—	—	12.72	(.43)	761,328	1.23	.40	61

October 31, 2014	12.07	.08	.75	.83	(.05)	(.05)	—	—[d,f]	12.85	6.92	820,387	1.27	.66	80

October 31, 2013	9.26	.03	2.86	2.89	(.08)	(.08)	—	—	12.07	31.37	823,261	1.33	.32	113

October 31, 2012	8.55	.05	.87	.92	(.21)	(.21)	—	—[d,g]	9.26	11.20	691,972	1.35	.55	117

Class B

October 31, 2016	$11.38	.01	(.37)	(.36)	—	—	—	—	$11.02	(3.16)	$10,467	1.91[e]	.05[e]	48

October 31, 2015	11.52	(.04)	(.10)	(.14)	—	—	—	—	11.38	(1.22)	13,857	1.98	(.34)	61

October 31, 2014	10.85	(.01)	.68	.67	—	—	—	—[d,f]	11.52	6.18	17,031	2.02	(.07)	80

October 31, 2013	8.33	(.04)	2.57	2.53	(.01)	(.01)	—	—	10.85	30.36	20,407	2.08	(.42)	113

October 31, 2012	7.69	(.02)	.80	.78	(.14)	(.14)	—	—[d,g]	8.33	10.43	19,831	2.10	(.21)	117

Class C

October 31, 2016	$11.98	—[d]	(.38)	(.38)	(.01)	(.01)	—	—	$11.59	(3.20)	$18,589	1.91[e]	.04[e]	48

October 31, 2015	12.12	(.04)	(.10)	(.14)	—	—	—	—	11.98	(1.16)	17,265	1.98	(.35)	61

October 31, 2014	11.43	(.01)	.70	.69	—	—	—	—[d,f]	12.12	6.04	17,675	2.02	(.11)	80

October 31, 2013	8.77	(.04)	2.71	2.67	(.01)	(.01)	—	—	11.43	30.43	13,638	2.08	(.43)	113

October 31, 2012	8.10	(.02)	.84	.82	(.15)	(.15)	—	—[d,g]	8.77	10.38	11,460	2.10	(.20)	117

Class M

October 31, 2016	$12.16	.03	(.39)	(.36)	(.01)	(.01)	—	—	$11.79	(2.99)	$9,603	1.66[e]	.29[e]	48

October 31, 2015	12.28	(.01)	(.10)	(.11)	(.01)	(.01)	—	—	12.16	(.87)	10,907	1.73	(.10)	61

October 31, 2014	11.55	.02	.71	.73	—	—	—	—[d,f]	12.28	6.32	11,846	1.77	.16	80

October 31, 2013	8.85	(.02)	2.75	2.73	(.03)	(.03)	—	—	11.55	30.91	12,378	1.83	(.18)	113

October 31, 2012	8.18	—[d]	.84	.84	(.17)	(.17)	—	—[d,g]	8.85	10.59	11,050	1.85	.05	117

Class R

October 31, 2016	$12.57	.07	(.42)	(.35)	—	—	—	—	$12.22	(2.78)	$498	1.41[e]	.56[e]	48

October 31, 2015	12.70	.02	(.10)	(.08)	(.05)	(.05)	—	—	12.57	(.65)	590	1.48	.18	61

October 31, 2014	11.94	.05	.74	.79	(.03)	(.03)	—	—[d,f]	12.70	6.62	1,361	1.52	.43	80

October 31, 2013	9.15	.01	2.83	2.84	(.05)	(.05)	—	—	11.94	31.14	1,194	1.58	.07	113

October 31, 2012	8.45	.02	.87	.89	(.19)	(.19)	—	—[d,g]	9.15	10.85	884	1.60	.28	117

Class R6

October 31, 2016	$13.20	.15	(.43)	(.28)	(.12)	(.12)	—	—	$12.80	(2.11)	$11,433	.75[e]	1.19[e]	48

October 31, 2015	13.33	.11	(.11)	—[d]	(.13)	(.13)	—	—	13.20	(.01)	12,062.84		.78	61

October 31, 2014	12.52	.14	.78	.92	(.11)	(.11)	—	—[d,f]	13.33	7.36	10,365.86		1.06	80

October 31, 2013	9.56	.09	2.96	3.05	(.09)	(.09)	—	—	12.52	32.16	9,404.87		.76	113

October 31, 2012†	8.92	.03	.61	.64	—	—	—	—	9.56	7.18*	11	.28*	.34*	117

Class Y

October 31, 2016	$13.15	.13	(.42)	(.29)	(.10)	(.10)	—	—	$12.76	(2.20)	$28,487	.91[e]	1.03[e]	48

October 31, 2015	13.28	.09	(.11)	(.02)	(.11)	(.11)	—	—	13.15	(.17)	31,117.98		.66	61

October 31, 2014	12.47	.12	.77	.89	(.08)	(.08)	—	—[d,f]	13.28	7.19	35,398	1.02	.90	80

October 31, 2013	9.56	.06	2.95	3.01	(.10)	(.10)	—	—	12.47	31.76	27,553	1.08	.56	113

October 31, 2012	8.83	.07	.90	.97	(.24)	(.24)	—	—[d,g]	9.56	11.39	26,107	1.10	.78	117

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36 Global Equity Fund	Global Equity Fund 37

Financial highlights cont.

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Amount represents less than $0.01 per share.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflects a reduction of less than 0.01% as a percentage of average net assets (Note 2).

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Morgan Stanley and Co. which amounted to less than $0.01 per share outstanding on November 27, 2013.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp. which amounted to less than $0.01 per share outstanding on November 29, 2011.

The accompanying notes are an integral part of these financial statements.

38 Global Equity Fund

Notes to financial statements 10/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2015 through October 31, 2016.

Putnam Global Equity Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. For example, Putnam Management may purchase stocks of companies with stock prices that reflect a value lower than that which it places on the company. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in equity investments. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may also consider other factors that it believes will cause the stock price to rise. The fund invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors. Effective February 1, 2016, the fund has terminated its class R5 shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Global Equity Fund 39

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

40 Global Equity Fund

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Global Equity Fund 41

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $717,617 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $234,550 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $109,995 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $38,323,968 and the value of securities loaned amounted to $37,344,012.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million)  and the same unsecured uncommitted line of credit.  Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

42 Global Equity Fund

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At October 31, 2016, the fund had a capital loss carryover of $197,218,869 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

Loss carryover

Short-term	Long-term	Total	Expiration

$6,028,001	$5,709,128	$11,737,129	*

185,481,740	N/A	185,481,740	October 31, 2017

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from unrealized gains and losses on passive foreign investment companies, and from partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $5,107,820 to increase undistributed net investment income, $200 to decrease paid-in capital and $5,107,620 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$83,940,043

Unrealized depreciation	(71,904,459)

Net unrealized appreciation	12,035,584

Undistributed ordinary income	11,172,061

Capital loss carryforward	197,218,869

Cost for federal income tax purposes	$775,215,722

Global Equity Fund 43

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,

0.800%	of the next $5 billion,	0.630%	of the next $50 billion,

0.750%	of the next $10 billion,	0.620%	of the next $100 billion and

0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI World Index (Net Dividends) each measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.695% of the fund’s average net assets before a decrease of $471,022 (0.061% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through February 28, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $10,859.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

44 Global Equity Fund

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Effective February 1, 2016, the fund has terminated its class R5 shares.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,429,489	Class R5	5

Class B	24,106	Class R6	5,687

Class C	39,704	Class Y	58,843

Class M	20,713	Total	$1,579,692

Class R	1,145

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,138 under the expense offset arrangements and by $40,245 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $595, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Global Equity Fund 45

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,739,371	Class M	75,620

Class B	117,375	Class R	2,783

Class C	193,125	Total	$2,128,274

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $25,493 and $438 from the sale of class A and class M shares, respectively, and received $8,921 and $175 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $15 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$367,305,830	$429,097,395

U.S. government securities (Long-term)	—	—

Total	$367,305,830	$429,097,395

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	—	$—

Options opened	2,875,317	4,039,253

Options exercised	—	—

Options expired	(1,375,780)	(2,908,188)

Options closed	(700,734)	(108,597)

Written options outstanding at the
end of the reporting period	798,803	$1,022,468

46 Global Equity Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class A	Shares	Amount	Shares	Amount

Shares sold	1,132,983	$13,765,020	1,950,020	$25,429,359

Shares issued in connection with
reinvestment of distributions	305,640	3,805,218	344,447	4,419,250

	1,438,623	17,570,238	2,294,467	29,848,609

Shares repurchased	(7,366,309)	(89,643,008)	(6,291,027)	(82,392,376)

Net decrease	(5,927,686)	$(72,072,770)	(3,996,560)	$(52,543,767)

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class B	Shares	Amount	Shares	Amount

Shares sold	81,609	886,665	118,233	$1,397,341

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	81,609	886,665	118,233	1,397,341

Shares repurchased	(348,783)	(3,778,532)	(379,649)	(4,465,900)

Net decrease	(267,174)	$(2,891,867)	(261,416)	$(3,068,559)

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class C	Shares	Amount	Shares	Amount

Shares sold	464,980	$5,468,156	230,738	$2,898,307

Shares issued in connection with
reinvestment of distributions	996	11,721	—	—

	465,976	5,479,877	230,738	2,898,307

Shares repurchased	(302,816)	(3,456,458)	(247,788)	(3,042,877)

Net increase (decrease)	163,160	$2,023,419	(17,050)	$(144,570)

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class M	Shares	Amount	Shares	Amount

Shares sold	16,119	$186,716	54,858	691,713

Shares issued in connection with
reinvestment of distributions	433	5,178	986	12,139

	16,552	191,894	55,844	703,852

Shares repurchased	(99,100)	(1,169,112)	(123,112)	(1,560,163)

Net decrease	(82,548)	$(977,218)	(67,268)	$(856,311)

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class R	Shares	Amount	Shares	Amount

Shares sold	20,698	$257,391	56,418	$737,942

Shares issued in connection with
reinvestment of distributions	—	—	392	4,985

	20,698	257,391	56,810	742,927

Shares repurchased	(26,904)	(319,694)	(117,033)	(1,486,762)

Net decrease	(6,206)	$(62,303)	(60,223)	$(743,835)

Global Equity Fund 47

	YEAR ENDED 10/31/16*		YEAR ENDED 10/31/15
Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	10	124	10	132

	10	124	10	132

Shares repurchased	(1,159)	(13,928)	—	—

Net increase (decrease)	(1,149)	$(13,804)	10	$132

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class R6	Shares	Amount	Shares	Amount

Shares sold	92,283	$1,162,472	209,397	$2,893,652

Shares issued in connection with
reinvestment of distributions	8,688	111,903	7,497	99,416

	100,971	1,274,375	216,894	2,993,068

Shares repurchased	(121,632)	(1,540,956)	(80,448)	(1,086,587)

Net increase (decrease)	(20,661)	$(266,581)	136,446	$1,906,481

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class Y	Shares	Amount	Shares	Amount

Shares sold	515,489	$6,451,231	480,339	$6,486,747

Shares issued in connection with
reinvestment of distributions	17,152	220,402	18,932	250,469

	532,641	6,671,633	499,271	6,737,216

Shares repurchased	(665,199)	(8,305,350)	(798,435)	(10,686,548)

Net decrease	(132,558)	$(1,633,717)	(299,164)	$(3,949,332)

* Effective February 1, 2016, the fund has terminated its class R5 shares.

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R6	1,163	0.1%	$14,886

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value
	at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Cash Collateral	$18,116,150	$274,743,643	$254,535,825	$126,283	$38,323,968
Pool, LLC*

Putnam Short Term	6,332,840	243,709,779	231,589,842	81,953	18,452,777
Investment Fund**

Totals	$24,448,990	$518,453,422	$486,125,667	$208,236	$56,776,745

*No management fees are charged to Putnam Cash Collateral Pool, LLC (See Note 1).

**Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

48 Global Equity Fund

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$340,000

Written equity option contracts (contract amount) (Note 3)	$340,000

Forward currency contracts (contract amount)	$183,000,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$2,640,413	Payables	$1,060,907

Equity contracts	Investments	1,484,799	Payables	950,887

Total		$4,125,212		$2,011,794

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as		Forward currency
hedging instruments under ASC 815	Options	contracts	Total

Foreign exchange contracts	$—	$5,925,107	$5,925,107

Equity contracts	(302,934)	—	$(302,934)

Total	$(302,934)	$5,925,107	$5,622,173

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as		Forward currency
hedging instruments under ASC 815	Options	contracts	Total

Foreign exchange contracts	$—	$199,058	$199,058

Equity contracts	158,475	—	$158,475

Total	$158,475	$199,058	$357,533

Global Equity Fund 49

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

		ASSETS			LIABILITIES
								Total
	Forward			Forward			Total Financial	collateral
	currency	Purchased	Total	currency	Written	Total	and Derivative	received	Net
	contracts#	options**#	Assets	contracts#	options#	Liabilities	Net Assets	(pledged)†##	amount

Bank of America N.A.	$105,743	—	$105,743	8,213	—	$8,213	$97,530	$97,530	$—

Barclays Bank PLC	$76,935	—	$76,935	123,296	—	$123,296	$(46,361)	$—	$(46,361)

Citibank, N.A.	$41,657	1,484,799	$1,526,456	166,636	950,887	$1,117,523	$408,933	$290,000	$118,933

Credit Suisse International	$34,979	—	$34,979	223,168	—	$223,168	$(188,189)	$(109,995)	$(78,194)

Goldman Sachs International	$566,675	—	$566,675	108,272	—	$108,272	$458,403	$458,403	$—

HSBC Bank USA,	$51,361	—	$51,361	34,666	—	$34,666	$16,695	$—	$16,695
National Association

JPMorgan Chase Bank N.A.	$831,717	—	$831,717	113,449	—	$113,449	$718,268	$670,000	$48,268

State Street Bank and	$173,365	—	$173,365	135,439	—	$135,439	$37,926	$37,926	$—
Trust Co.

UBS AG	$309,218	—	$309,218	129,942	—	$129,942	$179,276	$179,276	$—

WestPac Banking Corp.	$448,763	—	$448,763	17,826	—	$17,826	$430,937	$—	$430,937

Total	$2,640,413	1,484,799	$4,125,212	1,060,907	950,887	$2,011,794	$2,113,418

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

50 Global Equity Fund	Global Equity Fund 51

Federal tax information (Unaudited)

The fund designated 47.13% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $13,349 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

52 Global Equity Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Global Equity Fund 53

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2016, there were 115 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

54 Global Equity Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	Susan G. Malloy (Born 1957)
General Counsel, Putnam Investments,	Vice President and Assistant Treasurer
Putnam Management, and Putnam Retail Management	Since 2007
Director of Accounting & Control Services,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance, Putnam
Michael J. Higgins (Born 1976)	Investments and Putnam Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Vice President, Director of Proxy Voting and Corporate
Governance, Assistant Clerk, and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Global Equity Fund 55

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	Multi-Cap Value Fund
Growth Opportunities Fund	Small Cap Value Fund
International Growth Fund
Multi-Cap Growth Fund	Income
Small Cap Growth Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund**
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
International Value Fund	and Pennsylvania.

56 Global Equity Fund

Absolute Return	Retirement Income Lifestyle Funds — portfolios
Absolute Return 100 Fund®	with managed allocations to stocks, bonds,
Absolute Return 300 Fund®	and money market investments to generate
Absolute Return 500 Fund®	retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your money	RetirementReady® 2020 Fund
across a variety of stocks, bonds, and money
market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

** You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Global Equity Fund 57

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

58 Global Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisors	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Financial Officer,
The Putnam Advisory Company, LLC	George Putnam, III	Principal Accounting Officer,
One Post Office Square	Robert L. Reynolds	and Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
Susan G. Malloy
Marketing Services	Officers	Vice President and
Putnam Retail Management	Robert L. Reynolds	Assistant Treasurer
One Post Office Square	President
Boston, MA 02109		Mark C. Trenchard
	Jonathan S. Horwitz	Vice President and
Custodian	Executive Vice President,	BSA Compliance Officer
State Street Bank	Principal Executive Officer, and
and Trust Company	Compliance Liaison	Nancy E. Florek
Vice President, Director of
Legal Counsel	Robert T. Burns	Proxy Voting and Corporate
Ropes & Gray LLP	Vice President and	Governance, Assistant Clerk,
	Chief Legal Officer	and Associate Treasurer
Independent Registered
Public Accounting Firm
KPMG LLP

Global Equity Fund 59

This report is for the information of shareholders of Putnam Global Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

60 Global Equity Fund

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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AN006 303445 12/16

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2016	$46,693	—	$5,150	$ —
October 31, 2015	$45,240	—	$5,000	$ —

For the fiscal years ended October 31, 2016 and October 31, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $5,150 and $5,000 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2016	$ —	$ —	$ —	$ —

October 31, 2015	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Equity Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2016

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2016